JARDINE FLEMING
CHINA REGION FUND, INC.
--------------------------------------------------------------------------------

Semiannual Report
June 30, 2000

This report, including the financial statements herein, is sent to the shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

JFCRM-SR-00                                                   F01-051  6/30/00


JARDINE FLEMING
CHINA REGION FUND, INC.

Contents
--------------------------------------------------------------------------------
                                                              Page

Objectives                                                       1

Management                                                       1

Market Information                                               1

Highlights                                                       2

Investment Review                                                3

Major Holdings                                                   5

Investment Portfolio                                             7

Statement of Assets and Liabilities                             11

Statement of Operations                                         12

Statements of Changes in Net Assets                             13

Financial Highlights                                            14

Notes to Financial Statements                                   15

Dividend Reinvestment and Cash Purchase Plan                    18

Directors and Administration                                    19


JARDINE FLEMING
CHINA REGION FUND, INC.

Objectives
--------------------------------------------------------------------------------

     Jardine Fleming China Region Fund, Inc. (the "Fund") seeks to achieve long-term capital appreciation through investments primarily in equity securities of companies with substantial assets in, or revenues derived from, the People's Republic of China (PRC or China), Hong Kong, Taiwan, and Macau-collectively, the China Region.
     The Fund provides investors with an opportunity to participate in the growing economies of the China Region, especially that of the PRC, although investments are expected to be predominantly in securities listed on the Stock Exchange of Hong Kong. Hong Kong enterprises have made substantial investments in the PRC, in Guangdong Province in particular, where abundant cheap labor and land are available. Hong Kong is also the largest trading partner of the PRC.
     The economies of the PRC, Hong Kong, Taiwan, and Macau have become increasingly linked over the past 10 years and are expected to become further integrated now that Hong Kong and Macau have reverted to Chinese sovereignty. Investments made by the Fund will seek to take advantage of opportunities resulting from this linkage among the China Region markets.


Management
--------------------------------------------------------------------------------

     Jardine Fleming International Management, Inc. ("JFIM") is the investment management company appointed to advise and manage the Fund's portfolio. JFIM is an investment management and advisory company owned by Robert Fleming Holdings Ltd. ("Flemings"). Earlier this year, Flemings agreed to merge with The Chase Manhattan Corporation ("Chase"), a global financial services firm headquartered in New York with offices in more than 45 countries. On August 1, 2000, the transaction was completed. It is not expected that this change will make any difference to the management of your Fund's assets.
     Steve Luk is the portfolio manager of the Fund. Mr. Luk joined Jardine Fleming in 1990 and has been a portfolio manager specializing in Hong Kong and China since 1993. He has been an Assistant Director since 1995.


Market Information
--------------------------------------------------------------------------------

The Fund is listed on the New York Stock Exchange (symbol JFC). The share price is published in
--------------------------------------------------------------------------------

o    The Wall Street Journal (daily)

o    The Asian Wall Street Journal (daily)

o    Reuters (page JFC)

The net asset value is published in
--------------------------------------------------------------------------------

o    The Wall Street Journal under "Closed-End Funds" (every Monday)

o    The Asian Wall Street Journal under "Closed-End Funds" (every Monday)

o    South China Morning Post in Hong Kong (first Thursday of every month)

o    Reuters (page JFC)


JARDINE FLEMING
CHINA REGION FUND, INC.

Highlights
--------------------------------------------------------------------------------

                                       June 30, 2000        December 31, 1999
                                            US$                     US$

Net Assets                             $95.6 million           $107.3 million
Net Asset Value Per Share                     $10.54                   $11.78

Market Data

Share Price on the
   New York Stock Exchange                     $7.81                    $8.44
Discount to Net Asset Value                    -25.9%                  -28.4%

Total Return for the Six Months Ended June 30, 2000
--------------------------------------------------------------------------------

Net Asset Value                                           -10.5%
Share Price                                                -7.4%
JFC Benchmark Index*                                       -5.6%
MSCI Hong Kong Index                                      -14.2%
BNP Prime Peregrine China Index                            10.8%
Taiwan Weighted Index                                      -0.4%

Net Asset Value and Share Price vs. Target Index

                                                          July 16, 1992 = 100

                    Net Asset                                   JFC Benchmark
                    Value                 Share Price           Index*

7/16/92**           100.00                100.00                100.00
9/92                100.90                 80.00                 79.10
12/92               109.30                 93.00                 90.20
3/93                120.50                108.90                 94.30
6/93                122.30                120.10                 83.10
9/93                128.40                126.80                 84.70
12/93               189.00                187.40                129.00
3/94                136.60                136.10                 91.10
6/94                124.00                123.30                 82.80
9/94                133.00                129.80                 94.10
12/94               115.70                 94.30                 72.20
3/95                109.40                 94.30                 67.10
6/95                111.90                 92.30                 69.30
9/95                112.90                 94.40                 68.80
12/95               103.50                 84.50                 63.30
3/96                110.10                 95.10                 70.70
6/96                112.00                 87.70                 71.50
9/96                112.20                 85.60                 74.70
12/96               132.80                 95.30                 97.40
3/97                134.00                 99.50                 99.70
6/97                170.30                124.90                114.40
9/97                167.70                124.40                116.20
12/97               110.00                 82.90                 83.70
3/98                107.60                 80.80                 83.70
6/98                 72.70                 54.20                 63.50
9/98                 60.80                 40.90                 56.90
12/98                69.90                 46.80                 61.40
3/99                 69.70                 47.80                 62.50
6/99                 90.40                 74.40                 80.70
9/99                 84.11                 56.86                 75.59
12/99               110.11                 72.07                 90.23
3/00                118.43                 75.28                 96.66
6/00                 98.52                 66.73                 85.22

* This benchmark is composed of the MSCI Hong Kong Index, 50%; BNP Prime Peregrine China Index, 20%; Taiwan Weighted Index, 25%; HSBC Holdings Limited, 5%. When calculating benchmark performance, the monthly rebalancing method is used. The Board of Directors established the JFC Benchmark Index in 1997, and the current composition dates from January 1999. Previously, the benchmark was composed of the Hong Kong All Ordinaries Index, 60%; Credit Lyonnais Securities Asia All China B Index, 30%; and the Taiwan Weighted Index, 10%.
**   Commencement of operations

     Source: Jardine Fleming


JARDINE FLEMING
CHINA REGION FUND, INC.

Investment Review

Dear Fellow Shareholders:

     For the first six months of 2000, most global equity markets experienced corrections. The Hang Seng Index fell 5% after hitting a record high of 18,301 in March, and the Taiwan Weighted Index also retreated significantly after exceeding 10,000 twice, falling 0.4% for the whole period.

     The Fund's performance reflected this difficult environment, with the net asset value falling -10.5% for the first six months of 2000, and the share price declining -7.4%.

     The Hong Kong stock market was extremely volatile. During the first quarter, the rally in U.S. technology stocks trading on Nasdaq sparked sharp increases in Hong Kong's telecom, media, and technology (TMT) stocks. However, the subsequent sharp correction in the U.S. stock market, especially Nasdaq stocks, curtailed momentum in the TMT sector in Hong Kong, and many of these stocks fell sharply as fundamental factors could not justify their high valuations. Uncertainties about the extent of the U.S. interest rate hikes also affected sentiment regarding banks and property stocks in Hong Kong. Toward the end of the second quarter, the Hong Kong market recovered some lost ground, as there was a growing belief that the interest rate cycle in the U.S. may have peaked. This is good for the economy as well as the equities market in Hong Kong.

     The Chinese economy continued to surprise the market on the upside. Export growth as well as the recovery of domestic consumption contributed to better-than-expected economic growth for the first half of this year. The success of China's WTO negotiations with the European Union and the United States also helped Chinese shares. Given the improved market sentiment as well as a conscious policy by the central government to privatize some of the state-owned enterprises, a few Chinese companies are coming to the market to raise capital. Initial public offerings (IPOs) of Petro China and China Unicom were very well received and together raised U.S. $8 billion. More Chinese companies are expected to come to the market to raise funds in the second half of this year.

     The election of the DPP candidate Chen Shui-bian as president of Taiwan has not resulted in further disturbance in the cross-straits relationship between Taiwan and China. Since his inauguration, President Chen has adopted a conciliatory and flexible approach toward China. Despite all the political rhetoric from Beijing before the election, the reaction from that quarter so far has been rather muted. We believe both sides are keen to start a dialogue, and there is a chance that this could happen this year.

     Separately, the Taiwan stock market is still dominated by the electronics companies that have done well due to strong global demand for telecommunications and personal computing equipment. These world-class manufacturers are taking advantage of the global trend of outsourcing from the U.S. and Japanese brand name companies to cost-efficient Taiwan manufacturers.


Outlook

     With the interest rate cycle in the U.S. apparently peaking, the outlook for an interest rate-sensitive market like Hong Kong has improved. The Hong Kong economy is benefiting from strong external demand and is expected to grow at around 10% for 2000. The property market is starting to see some renewed interest, especially the primary market in the residential sector, although prices are still weak. The office property sector has already shown signs of recovery, with rents rising more than 30% compared with a year ago. Loan growth is still sluggish, but we expect some pickup in loan demand in the second half. The completion of the debt restructuring of Guangdong Enterprise Group will boost the confidence of banks toward Chinese enterprises, and we may see some growth in this sector. Property loans should recover with the expected turnaround in property prices.

     The continual improvement in the economic outlook for China is also encouraging. Recent statistics show that the Chinese economy grew above 8% in the first half of 2000, and this momentum is expected to continue into the second half. Stronger-than-expected exports and domestic consumption have propelled the recovery. Export growth is expected to slow later this year but should be offset by continued recovery in domestic consumption and the easing of deflationary pressures. The accession of China into WTO will bring more foreign direct investment into China in the future. This will provide not only foreign capital and technology but will also speed up reform of the state enterprises that must compete with foreign companies or go out of business. We expect more IPOs of Chinese companies, which would give us more choices in picking quality companies for the portfolio.

     Persistent strength in global demand for telecommunication and personal computing equipment will provide support to share prices of Taiwan electronics companies. We continue to prefer upstream players in the foundry and DRAM sectors.

     Overall, the improved interest rate outlook and the economic recovery of China will provide an interesting investment environment for the Greater China region.

Respectfully submitted,

The Rt. Hon. The Earl of Cromer
Chairman

July 28, 2000


JARDINE FLEMING
CHINA REGION FUND, INC.

Major Holdings
--------------------------------------------------------------------------------

At June 30, 2000
--------------------------------------------------------------------------------
                                                                     % of Net
                                                                      Assets
--------------------------------------------------------------------------------

Hutchison Whampoa                                                       11.0

One of Hong Kong's leading conglomerates, controlling 60% and 50% of the container ports in Hong Kong and Shanghai, respectively.
Hutchison should benefit from an increase in PRC exports.

HSBC Holdings                                                            6.1

Hong Kong's first home-grown international bank with a network of over 3,400 offices in more than 70 countries. Despite its prominent overseas presence, HSBC has been active in pursuing expansion opportunities in the restricted banking sector in China. It is one of the first four banks to be granted a license to conduct renminbi business in the PRC.

Cable & Wireless HKT                                                     6.0

The dominant fixed line and cellular network operator in Hong Kong. It has the best chance of gaining a lucrative position in China via relationships with its existing shareholder, the Ministry of Post and Telecommunications, particularly when China liberalizes its telecommunications market.

Cheung Kong Holdings                                                     5.9

One of Hong Kong's premier property companies with significant property developments in Hong Kong and the PRC. Cheung Kong has been discussing numerous property and infrastructure projects in China.

China Mobile (Hong Kong)                                                 5.8

Owns and operates cellular network businesses with a combined 93% market share in six provinces in China. With limited competition on the horizon, the company is expected to grow from 12 million subscribers in 1999 to 16 million in 2000. It is the only listed PRC telecommunications stock in Hong Kong included in the Hang Seng Index.

Taiwan Semiconductor Manufacturing                                       5.5

The world's first and largest dedicated integrated circuit foundry. The company currently operates two 6-inch-wafer fabs and three 8-inch-wafer fabs and owns two-thirds of WaferTech, an 8-inch-wafer fab in Washington. TSM benefits from the increase in outsourcing by major IC companies around the world.

Hang Seng Bank                                                           5.4

The largest local bank in Hong Kong. Hang Seng Bank is well known for its conservative and prudent management. Apart from capitalizing on HSBC's network in China, Hang Seng Bank has pursued its own expansion in China in recent years with branches and representative offices in major cities.

Sun Hung Kai Properties                                                  4.0

Hong Kong's premier and largest property company with an investment properties portfolio of over 15 million square feet and a property development landbank in excess of 30 million square feet. Although primarily focused in Hong Kong, SHK Properties has been gradually expanding its property exposure to three strategic locations in China - Beijing, Shanghai, and Guangzhou.

CLP Holdings                                                             3.0

The franchisee for electricity generation and transmission for the Kowloon and New Territories area. CLP was one of the first Hong Kong companies to pursue investment opportunities in China. Its first such investment was 1979, and it is one of the largest shareholders of a power project in Shandong - one of the largest projects in China. In 1997, CLP established a strategic relationship with CITIC Pacific, which is ultimately owned by the State Council.

Legend Holdings                                                          3.0

The largest manufacturer and distributor of personal computers in
China, with its own brand name. Legend has approximately a 25%
share of the personal computer market in China. It is
diversifying into e-commerce and ISP services.
--------------=-----------------------------------------------------------------

Total Major Holdings                                                    55.7


JARDINE FLEMING
CHINA REGION FUND, INC.

Investment Portfolio
--------------------------------------------------------------------------------

At June 30, 2000 (unaudited)
--------------------------------------------------------------------------------

                                                       Holdings       Market
                                                     (in shares        Value
Description                                             or par)     (in US$)
--------------------------------------------------------------------------------

Common Stocks (unless otherwise noted)
--------------------------------------------------------------------------------

HONG KONG (65.0%)
--------------------------------------------------------------------------------

Banking (7.4%)
  Bank of East Asia                                     570,594    1,332,155
  Dao Heng Bank Group                                   129,500      573,119
  Hang Seng Bank                                        542,200    5,146,918

                                                                   7,052,192

Broadcasting & Publishing (1.3%)
  Television Broadcasts                                 183,000    1,220,704

Business & Public Services (0.7%)
*  SINA.com (USD)                                        26,737      685,136

Chemicals (0.8%)
*  Far Eastern Polychem Industries                    3,690,000      776,294

Data Processing & Reproduction (3.0%)
  Legend Holdings                                     2,956,000    2,862,908

Electrical & Electronics (2.9%)
  Johnson Electric Holdings                             289,500    2,738,840

Multi-Industry (15.3%)
  Citic Pacific                                         380,000    1,988,840
  Hutchison Whampoa                                     839,600   10,554,910
  Swire Pacific                                         363,500    2,126,304

                                                                  14,670,054
Real Estate (11.7%)
  Cheung Kong Holdings                                  511,000    5,653,743
  China Resources Enterprise                            734,000      880,367
  Sun Hung Kai Properties                               531,000    3,814,508
  Wharf Holdings                                        481,000      860,747

                                                                  11,209,365

Telecommunications (14.0%)
  Cable & Wireless                                    2,625,141    5,775,276
*  China Mobile (Hong Kong)                             630,000    5,556,090
*  China Unicom                                         958,000    2,033,853

                                                                  13,365,219

Transportation - Airlines (2.2%)
  Cathay Pacific Airways                              1,135,000    2,103,874

Transportation - Shipping (1.0%)
  Cosco Pacific                                       1,238,000      976,679

Utilities - Electrical & Gas (4.7%)
  CLP Holdings                                          621,000    2,891,707
  Hong Kong & China Gas                               1,402,570    1,574,304

                                                                   4,466,011

TOTAL HONG KONG                                                   62,127,276
--------------------------------------------------------------------------------

TAIWAN (26.5%)
--------------------------------------------------------------------------------

Building Materials & Components (1.3%)
  Taiwan Cement                                       1,541,000    1,223,772

Business & Public Services (1.5%)
  Stark Technology                                       72,000      960,781
  Systex                                                135,520      476,360

                                                                   1,437,141

Chemicals (0.7%)
*  Grand Pacific Petrochemical                          831,000      695,092

Data Processing & Reproduction (1.7%)
  Acer                                                  258,000      482,832
  Asustek Computer                                      133,171    1,100,909

                                                                   1,583,741

Electrical & Electronics (9.2%)
  Hon Hai Precision Industry                            122,000    1,103,857
  Mosel Vitelic                                         393,000      984,898
  Taiwan Semiconductor Manufacturing                  1,102,796    5,240,300
  Winbond Electronics                                   321,900      932,436
* Zyxel Communications                                 165,000      542,392

                                                                   8,803,883

Electronic Components, Instruments (7.3%)
  Ambit Microsystems                                    160,000    1,588,283
  Compeq Manufacturing                                  120,000      738,161
  Powerchip Semiconductor                               624,400    1,259,977
  Pro Mos Technologies                                  207,000      838,780
  United Micro Electronics                              561,840    1,563,460
*  Via Technologies                                      39,000      602,929
*  Walsin Technology                                     75,000      412,531

                                                                   7,004,121

Industrial Components (0.7%)
*  Pacific Electric Wire & Cable                        816,000      653,331

Merchandising (0.8%)
  President Chain Store                                 213,780      800,153

Textiles & Apparel (1.1%)
  Far Eastern Textile                                   875,300    1,088,249

Utilities - Electrical & Gas (1.1%)
  Phoenixtec Power                                      578,786    1,054,907

Wholesale & International Trade (1.1%)
  Synnex Technology International                       190,000    1,020,342

TOTAL TAIWAN                                                      25,364,732
--------------------------------------------------------------------------------

UNITED KINGDOM (HKD)  (6.1%)
--------------------------------------------------------------------------------

Banking (6.1%)
  HSBC Holdings                                         512,541    5,851,600

TOTAL UNITED KINGDOM                                               5,851,600
--------------------------------------------------------------------------------

UNITED STATES (1.9%)
--------------------------------------------------------------------------------

Short-Term Investments (1.9%)
  Citibank Time Deposit, 6.60%, 7/3/00                1,835,000    1,835,000

TOTAL UNITED STATES                                                1,835,000
--------------------------------------------------------------------------------

TOTAL INVESTMENTS
  (99.5% of Net Assets) (Cost $76,644,788)                        95,178,608
================================================================================

Other assets less liabilities                                        465,842
================================================================================

NET ASSETS                                                        95,644,450
================================================================================

Aggregate cost is substantially the same as for Federal income tax purposes. The aggregate unrealized gain for all securities is as follows:

Excess of market value over cost                                  23,251,455
Excess of cost over market value                                  (4,717,635)

Net unrealized gain                                               18,533,820
================================================================================

  *  Non-income producing
HKD  Hong Kong dollar
USD  U.S. dollar

See accompanying notes to financial statements.


JARDINE FLEMING
CHINA REGION FUND, INC.

Statement of Assets and Liabilities
--------------------------------------------------------------------------------

At June 30, 2000 (unaudited)
--------------------------------------------------------------------------------

                                                                    (in US$)

Assets

Investments at value (Note 2) (cost $76,644,788)                  95,178,608
Receivable for securities sold                                       280,843
Cash and foreign currencies                                          240,727
Dividends and interest receivable                                    232,639
--------------------------------------------------------------------------------

Total Assets                                                      95,932,817

Liabilities
--------------------------------------------------------------------------------

Accrued expenses payable                                             231,897
Payable for fund shares repurchased                                   49,531
Payable for securities purchased                                       6,939
--------------------------------------------------------------------------------
Total Liabilities                                                    288,367

Net Assets                                                        95,644,450
================================================================================

Net assets consist of:

Common stock, $0.01 par value
  (100,000,000 shares authorized;
  9,074,772 shares issued and outstanding)                            90,748
Paid-in capital                                                  135,770,690
Accumulated net investment income
- net of distributions                                                13,350
Accumulated realized gain (loss) on investments
  and foreign currency transactions
  - net of distributions                                         (58,764,607)
Accumulated net unrealized gain (loss) on investments,
  foreign currency holdings, and other assets
  and liabilities denominated in foreign currencies               18,534,269

Net Assets                                                        95,644,450
================================================================================

Net Asset Value Per Share
  ($95,644,450 (divided by) 9,074,772)                                 10.54
================================================================================

See accompanying notes to financial statements.


JARDINE FLEMING
CHINA REGION FUND, INC.

Statement of Operations
--------------------------------------------------------------------------------

Six Months Ended June 30, 2000 (unaudited)
--------------------------------------------------------------------------------
                                                                    (in US$)

Investment Income (Loss) (Note 2)
--------------------------------------------------------------------------------
Dividends                                                            871,262
Interest                                                              44,200
--------------------------------------------------------------------------------

Total Investment Income                                              915,462
--------------------------------------------------------------------------------

Expenses
--------------------------------------------------------------------------------

Investment advisory fees (Note 4)                                    618,816
Administration and accounting fees (Note 4)                          142,042
Directors' fees and expenses                                          51,882
Custodian fees                                                        49,596
Audit and legal fees                                                  16,990
Registration fees                                                     11,500
Other expenses                                                        11,286
--------------------------------------------------------------------------------

Total Expenses                                                       902,112
--------------------------------------------------------------------------------

Net Investment Income (Loss)                                          13,350
--------------------------------------------------------------------------------

Realized and Unrealized Gain (Loss) on Investments, Foreign Currency
  Holdings and Other Assets and Liabilities Denominated in Foreign Currencies
--------------------------------------------------------------------------------

Net realized gain (loss) (Note 2)
  Investments                                                      7,746,114
  Foreign currency transactions                                      (87,718)
Net change in unrealized gain (loss) (Note 2)
  Investments                                                    (19,067,211)
  Foreign currency holdings and other
  assets and liabilities
  denominated in foreign currencies                                   (1,072)
--------------------------------------------------------------------------------

Net realized and unrealized gain on investments,
  foreign currency holdings and other assets and
  liabilities denominated in foreign currencies                  (11,409,887)
--------------------------------------------------------------------------------

Net Decrease in Net Assets
  Resulting From Operations                                      (11,396,537)
================================================================================

See accompanying notes to financial statements.


JARDINE FLEMING
CHINA REGION FUND, INC.

Statements of Changes in Net Assets
--------------------------------------------------------------------------------

(unaudited)
--------------------------------------------------------------------------------

                                          Six Months Ended         Year Ended
                                           June 30, 2000       December 31, 1999
                                              (in US$)               (in US$)
--------------------------------------------------------------------------------

Increase (Decrease) in Net Assets
  Operations
    Net investment income                       13,350                293,506
    Net realized gain (loss)
    on investments                           7,746,114             (8,303,697)
    Net realized gain (loss) on
      foreign currency transactions            (87,718)                (6,739)
    Net change in unrealized
      gain (loss) on investments,
      foreign currency holdings
      and other assets and
      liabilities denominated in
      foreign currencies                   (19,068,283)           47,337,583
--------------------------------------------------------------------------------

    Net increase (decrease)
      in net assets resulting
      from operations                      (11,396,537)           39,320,653
--------------------------------------------------------------------------------

Dividends to Shareholders
  From net investment income (Note 2)               -               (364,035)

Capital Shares Repurchased (Note 5) *        (209,967)                     -

Capital Contributions
  from Adviser (Note 4)                             -                 5,400

Total Increase
Decrease) in Net Assets                   (11,606,504)           38,962,018
  Net Assets:
  Beginning of period                     107,250,954            68,288,936
--------------------------------------------------------------------------------

  End of period                            95,644,450           107,250,954
================================================================================

 *Shares Repurchased
  Number of shares                            (26,600)                    -
  Weighted average discount from
    net asset value per share                  27.07%                     -

See accompanying notes to financial statements.


JARDINE FLEMING
CHINA REGION FUND, INC.

Financial Highlights (unaudited)
---------------------------------------------------------------------------------------------------

                             For the      For the        For the        For the        For the
                             Six Months   Year           Year           Year           Year
                             Ended        Ended          Ended          Ended          Ended
                             June 30,     December 31,   December 31,   December 31,   December 31,
                             2000         1999           1998           1997           1996
                             (In US$)     (In US$)       (In US$)       (In US$)       (In US$)
---------------------------------------------------------------------------------------------------

For a share outstanding throughout each period:
---------------------------------------------------------------------------------------------------

Net asset value,
  beginning of period         11.78          7.50            11.81          14.31         11.17
---------------------------------------------------------------------------------------------------

Net investment
  income (loss)                 -            0.03             0.02          (0.01)         0.03
Net realized and
  unrealized gain
  (loss) on investments
  and foreign currency-
  related transactions        (1.25)         4.29            (4.33)         (2.45)         3.13
---------------------------------------------------------------------------------------------------


Total from
investment operations         (1.25)         4.32            (4.31)         (2.46)         3.16
---------------------------------------------------------------------------------------------------

Dividends from net
  investment income               -         (0.04)               -          (0.04)        (0.02)
---------------------------------------------------------------------------------------------------

Capital share
  repurchases (Note 5)          0.01            -                -              -             -
---------------------------------------------------------------------------------------------------

Net asset value,
end of period                  10.54        11.78             7.50          11.81         14.31
---------------------------------------------------------------------------------------------------

Market value,
  end of period                 7.81         8.44             5.50           9.75         11.38
---------------------------------------------------------------------------------------------------

Total Investment Return
  Per share
  market value                 (7.4%)       54.2%           (43.6%)        (13.9%)        13.9%
  Per share net
  asset value                 (10.5%)       57.6%           (36.5%)        (17.2%)        28.3%

RATIOS/SUPPLEMENTAL DATA

Net assets,
  end of period           95,644,450  107,250,954       68,288,936    107,494,855   130,224,095
Ratio of total
  expenses to
  average net assets           1.73%!       2.28%            2.49%          1.68%         2.18%
Ratio of net
investment income
  (loss) to average
  net assets                   0.03%!        0.37%           0.24%         (0.05%)        0.26%
Portfolio
turnover rate                 101.6%!        90.8%          111.9%        102.60%        44.40%
Number of shares
  outstanding
  at end of period
  (in thousands)               9,075         9,101           9,101          9,101         9,101

! Annualized

See accompanying notes to financial statements.


JARDINE FLEMING
CHINA REGION FUND, INC.

Notes to Financial Statements
--------------------------------------------------------------------------------

June 30, 2000 (unaudited)
--------------------------------------------------------------------------------

1.   Organization and Capital

     Jardine Fleming China Region Fund, Inc. (the "Fund") was incorporated in the State of Maryland on May 22, 1992, and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940. The Fund commenced operations on July 16, 1992.

2.   Significant Accounting Policies

     The following significant accounting policies, which are in conformity with generally accepted accounting principles of the United States of America for investment companies, are consistently followed by the Fund in the preparation of its financial statements.

     The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

     i)   Security Valuation

          All securities for which market quotations are readily available are valued at the last sales price prior to the time of determination, or, if no sales price is available at that time, at the mean between the last current bid and asked prices. Securities that are traded over-the-counter are valued, if bid and asked quotations are available, at the mean between the current bid and asked prices. Investments in short-term debt securities having a maturity of 60 days or less are valued at amortized cost. All other securities and assets are valued at fair value as determined in good faith by the Board of Directors. In valuing the Fund's assets, quotations of foreign securities in a foreign currency are translated to U.S. dollar equivalents at the exchange rate in effect on the valuation date.

     ii)  U.S. Federal Income Taxes

          No provision for federal income taxes is required since the Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. The Fund has capital loss carryforwards for federal income tax purposes of $66,355,578 of which $7,825,208 expires in 2004, $46,853,803 in 2006, and $11,676,567 in
          2007.

     iii) Foreign Currency Translation

          The books and records of the Fund are maintained in United States dollars. Foreign currency amounts are translated into U.S. dollars at the mid-market price of such currencies against U.S. dollars as follows:

          o investments, other assets, and liabilities at the prevailing rates of exchange on the valuation date;

          o investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

          Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period-end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investments.

          Unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period-end exchange rates are reflected as a component of accumulated net unrealized gain (loss) on investments, foreign currency holdings, and other assets and liabilities denominated in foreign currencies.

     iv)  Distribution of Income and Gains

          The Fund intends to distribute to shareholders, at least annually, substantially all of its net investment income and expects to distribute annually any net long-term capital gains in excess of net short-term capital losses. An additional distribution may be made to the extent necessary to avoid the payment of a 4% Federal excise tax.

          Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles.

     v)   Other

          Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the identified cost basis. Interest income is recognized on the accrual basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Portfolio turnover rate is calculated by dividing the lesser of purchases and sales of investment securities having maturities greater than one year at the time of acquisition by the average monthly market value of those investment securities.

3.   Investment Transactions

     Consistent with its investment objective, the Fund engages in the following practices. The investment objective, policies, program, and risk factors of the Fund are described more fully in the Fund's Prospectus.

     i)   Foreign Transactions

          Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

     ii)  Other

          During the six months ended June 30, 2000, the Fund made purchases of $51,339,642 and sales of $53,091,923 of investment securities other than short-term investments. There were no purchases or sales of U.S. government securities.

4.   Related Party Transactions

     i) Jardine Fleming International Management Inc. ( the "Adviser"), provides investment advisory services to the Fund under the terms of an investment advisory agreement. Under the investment advisory agreement, the Adviser is paid a fee, computed weekly and payable monthly, at the annual rate of 1.25% of the first $75 million and 1.00% of the excess over $75 million of the Fund's weekly net assets. At June 30, 2000, $95,000 was payable to the Adviser.

     ii) T. Rowe Price Associates, Inc. (the "Administrator") provides administrative services to the Fund under an Administrative Services Agreement. The Administrator receives a fee, payable monthly, at an annual rate of 0.10% of the first $250 million, 0.075% of the next $250 million and 0.05% of the excess over $500 million of the Fund's average weekly net assets, subject to a minimum annual fee of $200,000, plus reimbursement for certain out-of-pocket expenses. The Administrator also receives an annual fee of $85,000 for fund accounting services pursuant to an Accounting Services Agreement. At June 30, 2000, $47,498 was payable to the Administrator.

     iii) During the six months ended June 30, 2000, the Fund paid $42,299 in brokerage commissions to Jardine Fleming Broking Ltd. and Jardine Fleming Securities Ltd., affiliated brokers/dealers.

     iv) In conjunction with the redemption of a portion of its initial shares, the Adviser made a capital contribution of $5,400 to the Fund during the year ended December 31, 1999.

5.   Share Repurchase Program

     The Fund's Board of Directors has authorized the fund to repurchase up to 10% of its issued shares in the open market through March 5, 2001. Repurchases will be made only when the Fund's shares are trading at less than net asset value and at such times and amounts as are believed to be in the best interest of the Fund's shareholders. Any repurchase of shares has the effect of increasing the net asset value per share of the Fund's remaining shares outstanding. Through June 30, 2000, the Fund had repurchased a total of 26,600 shares.


JARDINE FLEMING
CHINA REGION FUND, INC.

Dividend Reinvestment and Cash Purchase Plan
--------------------------------------------------------------------------------

The Fund operates an optional Dividend Reinvestment and Cash Purchase Plan (the "Plan") whereby:

a) shareholders may elect to receive dividend and capital gain distributions in the form of additional shares of the Fund (the Share Distribution Plan).

b) shareholders may make optional payments (any amount between $100 and $3,000) which will be used to purchase additional shares in the open market (the Share Purchase Plan).

For a copy of the Plan brochure, as well as a dividend reinvestment authorization card, please contact:

1)  State Street Bank & Trust Company    or   2)  T. Rowe Price Services, Inc.
    (the Plan Agent):                             Telephone No: 800-638-8540
    P. O. Box 8200                                 (toll-free)
    Boston, Massachusetts 02266-8200
    Telephone No: 800-426-5523 (toll-free)

The following should be noted with respect to the Plan:

If you participate in the Share Distribution Plan, whenever the Board of Directors of the Fund declares an income dividend or net capital gain distribution, you will automatically receive your distribution in newly issued shares (cash will be paid in lieu of fractional shares) if the market price of the shares on the date of the distribution is at or above the net asset value of the shares. The number of shares to be issued to you by the Fund will be determined by dividing the amount of the cash distribution to which you are entitled (net of any applicable withholding taxes) by the greater of the net asset value (NAV) per share on such date or 95% of the market price of a share on such date. If the market price of the shares on such a distribution date is below the NAV, the Plan Agent will, as agent for the participants, buy shares on the open market, on the New York Stock Exchange or elsewhere, for the participant's account on, or after, the payment date. There is no service charge for purchases under this Plan.

For U.S. federal income tax purposes, shareholders receiving newly issued shares pursuant to the Share Distribution Plan will be treated as receiving income or capital gains in an amount equal to the fair market value (determined as of the distribution date) of the shares received and will have a cost basis equal to such fair market value. Shareholders receiving a distribution in the form of shares purchased in the open market pursuant to the Plan will be treated as receiving a distribution of the cash distribution that such shareholder would have received had the shareholder not elected to have such distribution reinvested and will have a cost basis in such shares equal to the amount of the distribution.

There will be no brokerage charge to participants for shares issued directly by the Fund under the Plan. Each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases of shares in connection with the Plan. The Fund will pay the fees of the Plan Agent for handling the Plan.

You may terminate your account under the Share Distribution Plan by notifying the Plan Agent in writing. The Plan may be terminated by the Plan Agent or the Fund with notice to you at least 30 days prior to any record date for the payment of any distribution by the Fund. Upon any termination, the Plan Agent will deliver a certificate or certificates for the full shares held for you under the Plan and a cash adjustment for any fractional shares.

You also have the option of instructing the Plan Agent to make semiannual cash purchases of shares in the open market. There is a service charge of $1.25 for each purchase under this Share Purchase Plan.


JARDINE FLEMING
CHINA REGION FUND, INC.

Directors and Administration
--------------------------------------------------------------------------------

Officers and Directors       The Rt. Hon. The Earl of Cromer - Director
                             and Chairman of the Board
                             A. Douglas Eu - Director, President, and Treasurer
                             Alexander R. Hamilton - Director
                             Ng Yook Man - Director
                             Julian M. I. Reid - Director
                             Anthony John Morgan - Secretary
                             Henry H. Hopkins - Assistant Secretary

Investment Adviser           Jardine Fleming International Management Inc.
                             P.O. Box 3151
                             Road Town, Tortola
                             British Virgin Islands

Administrator                T. Rowe Price Services, Inc.
                             100 East Pratt Street
                             Baltimore, Maryland 21202 U.S.A.

Custodian                    Citibank N.A.
                             New York:
                             111 Wall Street, 16th Floor
                             New York, New York 10005
                             U.S.A.
                             Hong Kong:
                             Citibank Tower
                             Citibank Plaza
                             3 Garden Road
                             Hong Kong

Independent Accountants      PricewaterhouseCoopers LLP
                             250 West Pratt Street
                             Baltimore, Maryland 21201 U.S.A.

Legal Counsel                Cleary, Gottlieb, Steen & Hamilton
                             New York:
                             1 Liberty Plaza, 43rd Floor
                             New York, New York 10006
                             U.S.A.

                             Hong Kong:
                             39th Floor, Bank of China Tower
                             1 Garden Road
                             Hong Kong

Registrar, Transfer Agent,   State Street Bank & Trust Company
 and Dividend Paying Agent   P. O. Box 8200
                             Boston, Massachusetts 02266-8200
                             U.S.A.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase shares of its common stock in the open market.